SPECTRA  |  Meeting the challange
      FUND  |  of investing



          Semi-Annual Report
            April 30, 1998



                                                                   May 29, 1998

Fellow Shareholders:

A YEAR-TO-DATE REVIEW

      At the start of 1998, expectations that the turmoil in Asia would dampen economic growth in the U.S. led investors to conclude that inflationary pressures in the near term would remain muted and, therefore, the Federal Reserve would leave monetary policy unchanged. As a result, the fixed-income markets remained tranquil. Long-term interest rates during the first three months of the year remained in a narrow 5.75% to 6.00% trading range, following the gradual decline in long-term interest rates since April 1997. In addition to the positive backdrop of low inflation, stable interest rates, and a neutral monetary policy, signs of a resilient domestic economy and greater stability in overseas financial markets formed the foundation for continued gains in the stock market.

      Ironically, the financial crisis in Asia, which was supposed to slow the U.S. economy, contributed to the unexpected strength in the economy. The economic downturn in Asia was supposed to slow the American economy through reduced export demand and to curtail inflation through lower import prices. U.S. exports to Asian markets have been dropping and import prices have been falling, but the weakness in Asia also helped to keep American long-term interest rates at comparatively low levels. Low long-term interest rates, plus very good weather (there was a mild winter in the East due to El Nino), led to a boom in consumer spending in January and February. Housing sales remained brisk and massive mortgage refinancing occurred. The result was a 4.2% increase in GDP in the first quarter, twice the desired rate and even higher than the very high 3.7% in the fourth quarter of 1997.

      By the end of March, the monthly economic indicators were already signaling that the economy was growing too fast--above the 2.5% target the Fed outlined several years ago as the ideal non-inflationary growth rate. Worse yet, there were few signs of the impending slowdown that most forecasters had predicted. The economy continued to create new jobs, so an already tight labor market got even tighter. The rate of unemployment fell to 4.3% which is considered by many economists to be an unsustainable and inflationary level. These numbers led many to speculate that the Federal Reserve would raise rates at the May Federal Open- Market Committee meeting or this summer (probably
July) to offset future inflation. This would be an obvious case for higher rates if there were any inflation. However, inflation continued to drop. At the same time, political uncertainty and social unrest in Indonesia renewed instability in the Asian financial markets. As a result, investors sought shelter in the relative safety of the U.S. Treasury market, and long-term interest rates, despite concerns of a Fed tightening, remained steady. The stock market entered a narrow trading range, roughly equivalent to 9,000 to 9,200 for the Dow Jones Industrial Average. The cessation of the strong upward movement also reflects the natural tendency of the market to consolidate its gains.

      As upcoming reports document slower growth and continued low inflation, fears of a Fed tightening should begin to recede. Continued reports of low inflation should also alleviate underlying worries about a possible acceleration in inflation and interest rates on bonds should decline as the economy slows. We expect the rate on the thirty-year bond to be below 5.50% by year-end, possibly as low as 5.25%. Under those circumstances, the stock market should continue to add to the gains of the first four months of 1998.

      Our models also show that growth stocks are selling with very little premium to the market. This should change as the market advances and the economy slows, which should make this year exceptionally good for growth stocks. Small and mid cap stocks should also benefit. Given this, we remain extremely optimistic about the prospects for the Fund.


                                        Respectfully submitted,


                                        /s/ DAVID D. ALGER
                                        David D. Alger
                                        President


SPECTRA FUND
SCHEDULE OF INVESTMENTS
April 30, 1998 (Unaudited)


  Shares  Common Stocks--94.5%                       Value
--------------------------------------------------------------

          AEROSPACE--.6%
  17,800  Thiokol Corporation.................... $    958,975
                                                  ------------

          APPAREL--1.4%
  37,500  Brylane Inc.*..........................    2,203,125
                                                  ------------

          BIO-TECHNOLOGY--1.0%
  35,000  INCYTE Pharmaceuticals, Inc.*..........    1,575,000
                                                  ------------

          BROADCASTING--1.4%
  58,600  CBS Corp...............................    2,087,625
                                                  ------------

          BUILDING & CONSTRUCTION--2.1%
  55,000  Masco Corp.............................    3,190,000
                                                  ------------

          BUSINESS SERVICES--2.3%
  47,100  Cognizant Corp.........................    2,422,730
  40,500  Ritchie Bros Auctioneers Inc.*.........    1,090,988
                                                  ------------
                                                     3,513,718
                                                  ------------

          COMMUNICATIONS--6.7%
  23,700  AT&T Corp..............................    1,423,493
  53,000  America Online Inc.*...................    4,240,000
  26,400  Jacor Communications Inc.*.............    1,501,500
  69,200  WorldCom Inc.*.........................    2,960,445
                                                  ------------
                                                    10,125,438
                                                  ------------

          COMMUNICATION EQUIPMENT--5.5%
  45,400  Ascend Communications, Inc.*...........    1,977,760
  55,000  Cisco Systems, Inc.*...................    4,028,750
  34,200  Tellabs, Inc.*.........................    2,423,925
                                                  ------------
                                                     8,430,435
                                                  ------------

          COMPUTER RELATED & BUSINESS
          EQUIPMENT--1.0%
  13,300  International Business Machines Corp...    1,541,138
                                                  ------------

          COMPUTER SERVICES--1.0%
  22,600  Network Associates Inc.*...............    1,548,100
                                                  ------------

          COMPUTER SOFTWARE--7.6%
  30,000  CBT Group PLC ADS*.....................    1,526,250
  51,000  Compuware Corp.*.......................    2,492,625
  25,200  HBO & Company..........................    1,507,288
  51,000  Microsoft Corporation*.................    4,596,375
  30,000  Saville Systems PLC ADR*...............    1,496,250
                                                  ------------
                                                    11,618,788
                                                  ------------

          CONGLOMERATE--2.0%
  55,382  Tyco International Ltd.................    3,018,318
                                                  ------------

          DRUG DISTRIBUTION--3.5%
  21,000  AmeriSource Health Corp Cl. A*.........    1,144,500
  18,600  Bergen Brunswig Corp. Cl. A............      843,975
  47,400  McKesson Corp..........................    3,350,611
                                                  ------------
                                                     5,339,086
                                                  ------------

          ENERGY & ENERGY SERVICES--.7%
  20,000  AES Corp.*............................. $  1,103,760
                                                  ------------

          FINANCIAL SERVICES--9.6%
  25,800  BankAmerica Corp.......................    2,193,000
  39,600  Bank of New York Inc...................    2,338,895
   2,700  CMAC Investment Corp...................      174,320
  21,600  Federal Home Loan Mortgage Corporation.    1,000,361
   9,800  Household International Inc............    1,288,092
  51,500  Kansas City Southern Industries Inc....    2,327,182
  14,850  Morgan Stanley Dean Witter & Co........    1,171,294
  26,900  NationsBank Corp.......................    2,037,675
  30,000  State Street Corp......................    2,145,000
                                                  ------------
                                                    14,675,819
                                                  ------------

          FOOD CHAINS--3.2%
  20,000  Fred Meyer, Inc.*......................      897,500
  60,000  Kroger Co.*............................    2,512,500
  37,000  Safeway Inc.*..........................    1,415,250
                                                  ------------
                                                     4,825,250
                                                  ------------

          FOODS & BEVERAGES--.8%
  35,000  CKE Restaurants Inc....................    1,211,875
                                                  ------------

          INSURANCE--5.3%
   5,900  American International Group, Inc......      776,222
  18,700  Enhance Financial Services Group Inc...    1,283,288
  11,800  Executive Risk Inc.....................      786,918
  21,100  MGIC Investment Corp...................    1,329,300
  50,000  Travelers Group Inc....................    3,059,400
  14,000  Vesta Insurance Group Inc..............      792,750
                                                  ------------
                                                     8,027,878
                                                  ------------

          LEISURE & ENTERTAINMENT--2.9%
  22,000  Carnival Corporation Cl. A.............    1,530,386
  30,000  Family Golf Centers Inc.*..............    1,263,750
  28,100  Premier Parks Inc.*....................    1,563,062
                                                  ------------
                                                     4,357,198
                                                  ------------

          MANUFACTURING--.6%
  25,000  Knoll Inc.*............................      870,325
                                                  ------------

          MEDICAL DEVICES--.7%
  35,000  Biomet Inc.............................    1,050,000
                                                  ------------

          MEDICAL SERVICES--.5%
  25,000  Quorum Health Group Inc.*..............      803,125
                                                  ------------

          PHARMACEUTICALS--13.0%
  40,000  Alza Corp.*............................ $  1,917,520
  29,100  Bristol Myers Squibb Co................    3,080,963
  36,100  Elan Corp PLC-ADR*.....................    2,242,712
  65,500  Forest Laboratories, Inc.*.............    2,370,314
  39,700  Pfizer Inc.............................    4,518,376
  38,600  Schering-Plough Corporation............    3,092,825
  13,200  Warner-Lambert Co......................    2,497,282
                                                  ------------
                                                    19,719,992
                                                  ------------

          POLLUTION CONTROL--3.1%
  96,900  USA Waste Services, Inc.*..............    4,754,205
                                                  ------------

          RETAILING--11.7%
  15,000  Bed Bath & Beyond Inc.*................      738,750
  32,500  CVS Corp...............................    2,396,875
  56,000  Home Depot, Inc........................    3,899,000
  98,000  Kmart Corp.*...........................    1,708,924
  15,000  Michaels Stores Inc.*..................      453,750
  99,400  Rite Aid Corp..........................    3,193,225
  88,500  Staples Inc.*..........................    2,184,888
  63,100  Wal-Mart Stores Inc....................    3,190,525
                                                  ------------
                                                    17,765,937
                                                  ------------

          SEMICONDUCTORS--2.7%
  36,600  Intel Corp.............................    2,957,756
  39,300  Micron Technology Inc.*................    1,220,776
                                                  ------------
                                                     4,178,532
                                                  ------------

          TRANSPORTATION--3.6%
  15,700  AMR Corp.*.............................    2,392,288
  26,700  Coach USA Inc.*........................    1,266,595
  30,000  Continental Airlines Inc. Cl. B*.......    1,766,250
                                                  ------------
                                                     5,425,133
                                                  ------------

          Total Common Stocks
           (Cost $120,281,219)...................  143,918,775
                                                  ------------


  Shares  Preferred Stock--.7%                  Value
------------------------------------------------------

          COMMUNICATION EQUIPMENT--.7%
  17,000  Nokia Corporation, ADR
           (Cost $815,542)....................... $  1,136,875
                                                  ------------


  Principal   Short-Term Corporate
   Amount      Notes--7.6%
------------

$ 1,830,000 Countrywide Home Loans, Inc.,
             5.57%, 5/7/98 ......................    1,828,301
    200,000 Merrill Lynch & Co., Inc.,
             5.51%, 5/7/98.......................      199,816
  4,500,000 Merrill Lynch & Co., Inc.,
             5.53%, 5/12/98......................    4,492,396
  5,000,000 Trident Capital Finance Inc.,
             5.54%, 5/15/98(a)...................    4,989,228
                                                  ------------

            Total Short-Term Corporate Notes
             (Cost $11,509,741)..................   11,509,741
                                                  ------------


Total Investments
 (Cost $132,606,502)(b).................  102.8%   156,565,391

Liabilities in Excess of Other Assets...   (2.8)    (4,343,621)
                                          --------------------

Net Assets..............................  100.0%  $152,221,770
                                          ====================

-------------------
<F*>   Non-income producing security.

<Fa>  Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.

<Fb>  At April 30, 1998, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $132,606,502, amounted to $23,958,889 which consisted of aggregate gross unrealized appreciation of $24,978,772 and aggregate gross unrealized depreciation of $1,019,883.


                      See Notes to Financial Statements.


SPECTRA FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1998 (Unaudited)


ASSETS:
  Investments in securities, at value (cost $132,606,502),
   see accompanying schedule of investments                                      $ 156,565,391
  Cash                                                                                  23,448
  Receivable for investment securities sold                                            942,377
  Receivable for shares of beneficial interest sold                                    547,602
  Dividends receivable                                                                  63,578
  Prepaid expenses                                                                      21,154
                                                                                 -------------
      Total Assets                                                                 158,163,550
                                                                                 -------------
LIABILITIES:
  Payable for investment securities purchased                   $ 5,384,567
  Investment advisory fee payable                                   185,673
  Payable for shares of beneficial interest redeemed                265,458
  Shareholder servicing fee payable                                  30,946
  Interest payable                                                   13,975
  Trustees' fees payable                                                500
  Accrued expenses                                                   60,661
                                                                -----------
      Total Liabilities                                                              5,941,780
                                                                                 -------------
NET ASSETS                                                                       $ 152,221,770
                                                                                 =============

NET ASSETS CONSIST OF:
  Paid-in capital                                                                $ 127,969,374
  Undistributed net investment income (accumulated loss)                            (1,907,195)
  Undistributed net realized gain                                                    2,200,702
  Net unrealized appreciation                                                       23,958,889
                                                                                 -------------
NET ASSETS                                                                       $ 152,221,770
                                                                                 =============
Shares of beneficial interest outstanding--Note 5                                    7,706,931
                                                                                 =============
NET ASSET VALUE PER SHARE                                                        $       19.75
                                                                                 =============

                      See Notes to Financial Statements.


SPECTRA FUND
STATEMENT OF OPERATIONS
For the six months ended April 30, 1998 (Unaudited)


INVESTMENT INCOME:
  Income:
    Dividends                                                                $    319,462
    Interest                                                                      170,119
                                                                             ------------
      Total Income                                                                489,581
  Expenses:
    Investment advisory fees--Note 2(a)                      $    875,723
    Shareholder servicing fees--Note 2(e)                         145,954
    Custodian and transfer agent fees                              33,447
    Registration fees                                              32,437
    Shareholder reports                                            20,270
    Professional fees                                              18,759
    Interest expense--Note 4                                       13,975
    Trustees' fees                                                    500
    Miscellaneous                                                     844
                                                             ------------

      Total Expenses                                                            1,141,909
                                                                             ------------
NET INVESTMENT LOSS                                                              (652,328)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                              1,686,707
  Net increase in unrealized appreciation of investments       17,939,758
                                                             ------------

      Net realized and unrealized gain on investments                          19,626,465
                                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $ 18,974,137
                                                                             ============


                      See Notes to Financial Statements.


SPECTRA FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                           Six Months
                                                                             Ended
                                                                            April 30,        Year Ended
                                                                              1998          October 31,
                                                                           (Unaudited)          1997
                                                                          ------------------------------

Net investment loss                                                       $    (652,328)    $   (406,143)
Net realized gain on investments                                              1,686,707        1,173,958
Net increase in unrealized appreciation of investments                       17,939,758        5,079,222
                                                                          ------------------------------
      Net increase in net assets resulting from operations                   18,974,137        5,847,037
Distributions to shareholders:
  Net realized gains                                                           (742,430)              --
Net increase from shares of beneficial interest transactions--Note 5         49,001,883       67,656,492
                                                                          -------------     ------------
      Total increase in net assets                                           67,233,590       73,503,529
Net assets:
  Beginning of period                                                        84,988,180       11,484,651
                                                                          -------------     ------------
  End of period (including accumulated net investment losses of
   $1,907,195 and $1,254,867, respectively)                               $ 152,221,770     $ 84,988,180
                                                                          =============     ============


                      See Notes to Financial Statements.


SPECTRA FUND
STATEMENT OF CASH FLOWS (Unaudited)
For the six months ended April 30, 1998


Increase (decrease) in cash:
Cash flows from operating activities:
  Dividends received                                           $     272,144
  Interest received                                                  170,119
  Operating expenses paid                                         (1,031,271)
  Purchase of investment securities                             (139,490,226)
  Disposition of short-term securities, net                          441,852
  Proceeds from disposition of investment securities              90,912,283
  Other                                                              (11,675)
                                                               -------------
      Net cash used in operating activities                      (48,736,774)
                                                               -------------

Cash flows from financing activities:
  Dividends paid                                                    (742,430)
  Proceeds from shares sold and dividends reinvested              66,907,279
  Payments on shares redeemed                                    (17,599,472)
                                                               -------------
      Net cash provided by financing activities                   48,565,377
                                                               -------------

Net decrease in cash                                                (171,397)
Cash--beginning of period                                            194,845
                                                               -------------
Cash--end of period                                            $      23,448
                                                               =============

Reconciliation of net increase in net assets to net cash
 used in operating activities:
  Net increase in net assets resulting from operations         $  18,974,137
  Increase in investments                                        (49,287,084)
  Increase in dividends receivable                                   (47,318)
  Decrease in receivable for investment securities sold            2,025,624
  Decrease in payable for investment securities purchased           (874,631)
  Net realized gain                                               (1,686,707)
  Net increase in unrealized appreciation                        (17,939,758)
  Increase in accrued expenses and other liabilities                 110,638
  Net increase in other assets                                       (11,675)
                                                               -------------
      Net cash used in operating activities                    $  48,736,774
                                                               =============


                      See Notes to Financial Statements.


SPECTRA FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period


                                                                                              Four Months
                                        Six Months                                               Ended
                                          Ended              Year Ended October 31,           October 31,  Year Ended June 30,
                                        April 30,     --------------------------------------  -----------  --------------------
                                       1998(i)(ii)        1997          1996         1995       1994(ii)     1994       1993
                                      --------------  ------------  -------------  ---------  -----------  ---------  ---------


Net asset value, beginning of period  $  17.21        $ 13.61       $ 20.93        $ 18.82     $ 17.12     $ 19.02    $ 17.93
                                      -----------------------------------------------------------------------------------------
Net investment loss                       (.10)(iii)     (.17)(iii)   (0.23)(iii)    (0.53)      (0.10)      (0.28)     (0.29)
Net realized and unrealized gain
 on investments                           2.78           3.77          1.22           7.24        1.80        2.66       3.70
                                      -----------------------------------------------------------------------------------------
Total from investment operations          2.68           3.60          0.99           6.71        1.70        2.38       3.41
Distributions from net realized gains     (.14)            --         (8.31)         (4.60)         --       (4.28)     (2.32)
                                      -----------------------------------------------------------------------------------------
Net asset value, end of period        $  19.75        $ 17.21       $ 13.61        $ 20.93     $ 18.82     $ 17.12    $ 19.02
                                      =========================================================================================

Total Return(iv)                         15.71%         26.45%        12.68%         57.72%       9.93%      17.53%     23.66%
                                      =========================================================================================

Ratios and Supplemental Data:
  Net assets, end of period
   (000's omitted)                    $152,222        $84,988       $11,485        $ 5,374     $ 4,832     $ 4,394    $ 4,884
                                      =========================================================================================

  Ratio of expenses to average net
   assets                                 1.96%          2.12%         2.55%          3.76%       2.75%       2.59%      2.57%
                                      =========================================================================================

  Decrease reflected in above
   expense ratio due to expense
   reimbursements made pursuant to
   applicable state expense limits          --             --           .69%            --          --          --         --
                                      =========================================================================================

  Ratio of net investment loss to
   average net assets                    (1.12)%        (1.06)%       (1.69)%        (3.05)%     (1.72)%     (1.47)%    (1.55)%
                                      =========================================================================================

  Portfolio Turnover Rate                79.72%        133.98%       197.04%        207.25%      56.24%     116.61%    100.17%
                                      =========================================================================================

  Average Commission Rate Paid        $  .0708        $ .0711       $ .0661
                                      =====================================

  Amount of debt outstanding at end
   of period                                 --
                                      =========
  Average amount of debt outstanding
   during the period                  $ 327,017
                                      =========
  Average daily number of shares
   outstanding during the period      6,526,582
                                      =========
  Average amount of debt per share
   during the period                  $     .05
                                      =========

-------------------
<Fi>   Unaudited.

<Fii>  Ratios have been annualized; total return has not been annualized.

<Fiii> Amount was computed based on average shares outstanding during the period.

<Fiv>  Dividends and distributions paid when the Fund operated as a closed-end fund (i.e. prior to February 12, 1996) have been reflected as being reinvested at market value.


                      See Notes to Financial Statements.


SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
NOTE 1--Summary of Significant Accounting Policies:

      Spectra Fund (the "Fund") is a non-diversified open-end registered investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. The Fund's investment objective is capital appreciation. It seeks to achieve its objective primarily by investing in equity securities.

      Prior to February 12, 1996, the Fund operated as a closed-end investment company and a Massachusetts corporation.

      Effective October 31, 1994, the Fund changed its fiscal year end from June 30 to October 31.

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) Investment Valuation--Investments in securities are valued each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price, or in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Short-term corporate notes are valued at amortized cost which approximates market value.

(b) Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) Dividends to Shareholders--Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and dividends from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

(d) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no Federal income tax provision is required.

(e) Other--These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.


NOTE 2--Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees--The Fund pays its investment adviser, Fred Alger Management, Inc. ("Alger Management"), a monthly fee at an annual rate of 1.50% based on the value of the Fund's average daily net assets.

(b) Transfer Agent Fees--Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, serves as transfer agent for the Fund. During the six months ended April 30, 1998, the Fund incurred fees of approximately $14,400 for services provided by Alger Services and reimbursed approximately $3,700 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(c) Brokerage Commissions--During the six months ended April 30, 1998, the Fund paid Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, $219,297 in connection with securities transactions.

(d) Trustees' Fees--Certain trustees and officers of the Fund are directors and officers of Alger Management, Alger Inc. and Alger Services. The Fund pays each trustee who is not affiliated with Alger Management or its affiliates an annual fee of $250.

(e) Shareholder Servicing Fees--The Fund has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides the Fund with ongoing servicing of shareholder accounts. As compensation for such services, the Fund pays Alger Inc. a monthly fee at an annual rate equal to .25% of the value of Fund's average daily net assets.


NOTE 3--Securities Transactions:

      During the six months ended April 30, 1998, purchases and sales of investment securities, excluding short-term securities, aggregated $138,614,571 and $88,886,659, respectively.


NOTE 4--Line of Credit:

      The Fund has a line of credit with a bank whereby it may borrow up to 1/3 of the value of its assets, as defined, up to a maximum of $25,000,000. Such borrowings have a variable interest rate and are payable on demand. For the six months ended April 30, 1998, the Fund had borrowings which averaged $327,017 at a weighted average interest rate of 8.50%.


NOTE 5--Share Capital:

      The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value.

      During the six months ended April 30, 1998, transactions of shares of beneficial interest were as follows:

                              Shares         Amount
                            ----------    ------------

Shares sold                 3,702,122     $ 66,158,147
Dividends reinvested           35,901          583,746
Shares redeemed              (970,581)     (17,740,010)
                            --------------------------
Net increase                2,767,442     $ 49,001,883
                            ==========================

      During the year ended October 31, 1997, transactions of shares of beneficial interest were as follows:

                              Shares         Amount
                            ----------    ------------

Shares sold                 4,597,737     $ 75,601,379
Shares redeemed              (501,797)      (7,944,887)
                            --------------------------
Net increase                4,095,940     $ 67,656,492
                            ==========================


   SPECTRA  |  Meeting the challange
      FUND  |  of investing



Board of Trustees

Fred M. Alger, Chairman
David D. Alger
Arthur M. Dubow
Stephen E. O'Neil
Nathan E. Saint-Amand
John T. Sargent

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Investment Adviser

Fred Alger Management, Inc.
75 Maiden Lane
New York, N.Y. 10038

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Transfer Agent and Dividend Disbursing Agent

Alger Shareholder Services, Inc.
30 Montgomery Street, Box 2001
Jersey City, N.J. 07302-9811

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This report is submitted for the general
information of the shareholders of Spectra
Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.



                                        SREP48